KRANESHARES TRUST

KraneShares CSI China Internet ETF

(the “Fund”)

Supplement dated August 25, 2026, to the Fund’s Summary Prospectus and Statutory Prospectus, each dated August 1, 2026, as each may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

Effective August 26, 2026, the Index Provider is expanding its classification of Internet and Internet-related sectors to include digital infrastructure issuances and conducting an ad hoc rebalance of the Underlying Index. Accordingly, the following changes are made to the Fund’s Summary Prospectus and Statutory Prospectus:

1.	The second bullet appearing under the section of the Summary Prospectus titled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; develop and market mobile Internet software and/or provide mobile Internet services; and provide digital infrastructure products and services, including computing power, data, models, cloud, data-center, semiconductor, and application-support services, for intelligent internet technologies.

2.	The penultimate paragraph of the section of the Summary Prospectus titled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

Effective August 26, 2026, the Underlying Index is projected to include 45 securities of companies with a market capitalization range of approximately $ 665 million to $511 billion and an average market capitalization of approximately $31 billion. The Underlying Index is rebalanced and reconstituted semi-annually. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. Effective August 26, 2026, issuers in the Consumer Discretionary sector (37.8%) and Communication Services sector (33.5%) are expected to represent significant portions of the Underlying Index.

3.	The section of the Summary Prospectus titled “Principal Risks” and the section of the Statutory Prospectus titled “Additional Information About the Funds – Principal Investment Risks” are hereby supplemented to add the following as principal risks for the Fund:

Artificial Intelligence Technology Risk. Companies in the artificial intelligence (“AI”) and technology industries typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an AI and technology company.

Certain AI and technology companies may face special risks that their products or services may not prove to be commercially successful. Such companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain of such companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

The economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Semiconductor Industry Risk. The semiconductor industry is highly cyclical, which could affect the availability and price of components and generally cause the operating results of semiconductor companies to vary significantly. Semiconductor companies typically face high capital and research and development costs requiring additional financing, which may be difficult or costly to obtain. In addition to the risk of rapid product obsolescence, many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their financial condition. Moreover, many semiconductor companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. As product cycles shorten and manufacturing capacity increases, semiconductor companies may become increasingly subject to aggressive pricing, which hampers their profitability. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs, and other risks inherent to international business.

Data Center and Digital Infrastructure Risk. The Fund’s investments may depend, directly or indirectly, on the development, financing, leasing and operation of data centers and other digital-infrastructure assets, and are subject to distinct risks. These include construction and completion risk, as projects that are not yet stabilized may experience cost overruns, delays in becoming ready-for-service, or limited access to power and related infrastructure; lease coverage and refinancing risk, as debt service generally depends on lease cash flows and the value of an investment can be impaired if leases are shorter than the related debt, are not renewed, or cannot be refinanced on favorable terms; and tenant-related, or “claim,” risk, as repayment frequently depends on the creditworthiness of, and the structural and contractual claim to, a limited number of tenants (which may include hyperscale operators and specialized “neocloud” providers) and any guarantors or backstops, the terms of which vary and may not fully protect the Fund. Concentration of exposure to one or a few tenants, sponsors or properties may increase these risks.

Compute Risk. Compute is an emerging asset class dependent on the availability and cost of semiconductors, data center capacity, power, water cooling, networking, labor, and related infrastructure. Constraints or disruptions affecting any of these inputs, or technological change, export controls, geopolitical barriers, regulatory, environmental, social, political, or community opposition to data-center expansion, may materially affect compute pricing and the value of compute futures. In addition, demand for compute may be affected by changes in artificial intelligence model architectures, the adoption of alternative computing approaches (including custom in-house accelerators developed by large cloud and AI companies), shifts in customer demand for AI training and inference services, and macroeconomic conditions affecting technology spending.

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